                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 19, 2005
                                                        -----------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

    New York                          0-3319                  13-1784308
    --------                          ------                  ----------
    (State or other jurisdiction    (Commission             (IRS Employer
         of incorporation)          File Number)            Identification No.)

     One Commerce Park, Valhalla, NY                             10595
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     (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December  19, 2005,  the Board of Directors of Del Global  Technologies
Corp.  (the  "Company")  formally  adopted  the Fiscal  2006  Senior  Management
Incentive Plan (the "2006 Plan") to provide  incentives to senior  management of the Company and its subsidiaries,  including certain of the Company's  executive officers,  in the form of incentive  payments for achieving certain  performance goals  established  for them.  Participants  in the 2006 Plan who are  executive officers  of the  Company  include  Walter  F.  Schneider,  President  and Chief
Executive Officer of the Company,  Mark A. Koch,  Principal  Accounting Officer,
Treasuer and Secretary of the Company, and Christopher N. Japp, President of the
Company's  Medical  Systems Group.  No other  executive  officers of the Company participate in the 2006 Plan.

      Under the 2006 Plan, a specific  pre-defined  revenue goal (the "Incentive
Plan Goal") and individual  performance  standards must be attained in order for participants  to qualify for incentive  payments.  The amount of a participant's payout under the 2006 Plan is determined  as a percentage  of the  participant's annual base salary (the "Incentive  Percentage"),  with the Incentive Percentage being different  depending upon the participant's level within the organization.
Incentive Percentages for participants under the 2006 Plan range from 10% to 40%
of the participant's  annual base salary. The amount of a participant's  payment under the 2006 Plan is subject to  proportional  adjustment  in the event actual results  are at least 90% of the  Incentive  Plan  Goal,  and in the event  that actual  results  exceed the Incentive  Plan Goal (with a maximum  payment of 1.5 times an employee's Incentive  Percentage).  If the actual results are less than
90% of the  Incentive  Plan Goal,  then no payments  will be made under the 2006
Plan.

      The maximum Incentive Percentage that may be earned by Mr. Schneider under the 2006 Plan is 60%, and the corresponding  maximum incentive payment under the
2006 Plan for Mr. Schneider is $180,000.  The maximum Incentive  Percentage that may be earned by Mr.  Koch  under  the 2006 Plan is 30%,  and the  corresponding maximum  incentive  payment  under the 2006 Plan for Mr.  Koch is  $49,500.  The maximum Incentive  Percentage that may be earned by Mr. Japp under the 2006 Plan is 60%, and the corresponding  maximum incentive payment under the 2006 Plan for
Mr. Japp is $135,000.

      On December  19, 2005,  the Board of Directors of the Company  approved an
Incremental  Executive Incentive Plan (the "Incremental Plan") for Mr. Schneider
for the 2006 fiscal year. Under the Incremental Plan, Mr. Schneider will be paid
$20,000 for each $2 million of gross revenue that the Company  recognizes in the
2006  fiscal  year  over a certain  revenue  budget  goal set for the year.  The maximum  payment  to Mr.  Schneider  under  the  Incremental  Plan is  $120,000.
Eligibility to receive such payments is contingent upon the Company  maintaining or exceeding a certain  consolidated  gross margin  target  throughout  the 2006 fiscal year.

      On December  19,  2005,  the Board of  Directors  of the Company  approved fiscal 2005 awards to be paid to the executive officers of the Company under the
Company's Fiscal 2005 Senior Management Incentive Plan (the "2005 Plan").

      The  Company's  2005 Plan is intended to provide  incentives to members of senior management,  including the Company's executive  officers,  in the form of annual incentive  payments for achieving  certain  performance goals established for  them.  Participants  in the 2005  Plan who are  executive  officers  of the
Company include Messrs.  Schneider and Koch. No other executive  officers of the
Company participated in the 2005 Plan.

      Under the 2005 Plan, a specific  pre-defined  revenue goal (the "Incentive
Plan Goal") and individual  performance  standards must be attained in order for participants  to qualify for incentive  payments.  The amount of a participant's payout under the 2005 Plan is determined  as a percentage  of the  participant's annual base salary (the "Incentive  Percentage"),  with the Incentive Percentage being different  depending upon the participant's level within the organization.
Incentive Percentages for participants under the 2005 Plan range from 10% to 40%
of the participant's  annual base salary. The amount of a participant's  payment under the 2005 Plan is subject to  proportional  adjustment  in the event actual results  are less than the  Incentive  Plan Goal,  and in the event that  actual results exceed the Incentive  Plan Goal (with a maximum  payment of 1.5 times an employee's  Incentive  Percentage).  The Incentive  Percentage for Mr. Schneider
under the 2005 Plan is 40% and was  proportionally  adjusted to 32% based on the
Company's  actual  results in comparison to the Incentive  Plan Goal. Mr. Koch's
Incentive Percentage under the 2005 Plan is 20% and was proportionally  adjusted to 16% based on the Company's actual results in comparison to the Incentive Plan
Goal.

      Incentive  payments awarded to the executive officers of the Company under the 2005 Plan are as follows:

    NAME                               TITLE                  INCENTIVE AMOUNT
    ----                               -----                  ----------------

    Walter F. Schneider      President and Chief Executive      $ 96,000
                             Officer

    Mark A. Koch             Principal Accounting Officer,      $ 26,400
                             Treasurer and Secretary

                                   SIGNATURES

           Pursuant to the requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DEL GLOBAL TECHNOLOGIES CORP.
                                             (Registrant)

Date: December 22, 2005
                                     By: /s/ Mark A. Koch
                                        --------------------------
                                        Mark A. Koch
                                        Principal Accounting Officer and
                                        Treasurer